UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 7, 2007

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Wilshire Boulevard Suite 700 Santa Monica, California		90401
(Address of Principal Executive Offices)		(Zip Code)

(310) 394-6000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                                             Financial Statements and Exhibits.

(d)          Exhibits

Item No.	Description
5.1	Opinion, dated June 7, 2007, of Venable LLP

8.1	Opinion, dated June 7, 2007, of O’Melveny & Myers LLP

23.1	Consent of Venable LLP (included in Item 5.1)

23.2	Consent of O’Melveny & Myers LLP (included in Item 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE MACERICH COMPANY
(Registrant)

		By:	/s/ RICHARD A. BAYER
Date:	June 7, 2007		Richard A. Bayer
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Item No.	Description
5.1	Opinion, dated June 7, 2007, of Venable LLP

8.1	Opinion, dated June 7, 2007, of O’Melveny & Myers LLP

23.1	Consent of Venable LLP (included in Item 5.1)

23.2	Consent of O’Melveny & Myers LLP (included in Item 8.1)